UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    AMENDED
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 23, 2003

                            ENERGIZER HOLDINGS, INC.
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             (Exact name of Registrant as specified in its charter)

             MISSOURI            1-15401             No. 43-1863181
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       (State or Other          (Commission          (IRS Employer
       Jurisdiction of          File Number)         Identification
       Incorporation)                                   Number)


    533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO            63141
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     (Address of Principal Executive Offices)             (Zip Code)

                                 (314) 985-2000
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              (Registrant's telephone number, including area code)

Item  9.  Regulation  FD  Disclosure

On April 23, 2003, Energizer Holdings, Inc. reported its results for the second fiscal quarter ended March 31, 2003. The Company's earnings release for the second fiscal quarter is attached as Exhibit 99(a). The attached Exhibit is furnished pursuant to Item 9 and Item 12 on Form 8-K. The Company's current report on Form 8-K dated April 23, 2003, which is hereby amended, included the text of the release which is attached as Exhibit 99(a), but did not include the supporting Statement of Earnings and Notes to Condensed Financial Statements, which are also attached as Exhibit 99(a).

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENERGIZER  HOLDINGS,  INC.




By: /s/ Daniel J. Sescleifer
Daniel  J.  Sescleifer
Executive  Vice  President  and  Chief  Financial  Officer

Dated:  April  25,  2003


                                  EXHIBIT INDEX
                                  -------------

Exhibit  No.
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99(a)               Earnings  Release--Second  Quarter ended March 31, 2003.